Kayne Anderson

Energy Infrastructure Fund, Inc.

KYN Quarterly Report

August 31, 2021

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Paper copies of Kayne Anderson Energy Infrastructure Fund, Inc.’s (the “Company”) annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive paper copies of shareholder reports and other communications from the Company anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Company at 1-877-657-3863. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held directly with KA Fund Advisors, LLC.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

September 30, 2021

Dear Fellow Stockholders:

The world has been batting the COVID-19 pandemic for almost two years, and, unfortunately, this global health crisis continues to have a meaningful impact on people across the globe. While we are optimistic that the worst of the pandemic is behind us in the United States, we also acknowledge that much work remains before the virus no longer poses a serious health threat. Further, we expect the global economy will be dealing with the knock-on effects of this pandemic well into 2022 – elevated inflation and supply chain disruptions are but two current examples – and we believe there could be periods of heightened volatility as market participants assess the impact of these events. We have positioned KYN’s balance sheet accordingly by reducing the Company’s leverage levels for the time being.

In this letter, we discuss the energy infrastructure markets, KYN’s portfolio positioning, and the Company’s year-to-date performance. We also discuss KYN’s recently announced agreement to acquire Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). We are pleased with KYN’s performance thus far in fiscal 2021 and believe our stockholders have benefitted from KYN’s diversified portfolio of energy infrastructure investments. As discussed in more detail later in this letter, we are optimistic about the outlook for energy infrastructure companies over the next few years and believe KYN’s portfolio is well-positioned to benefit from this bullish outlook.

Market Conditions

During KYN’s fiscal third quarter, the S&P 500 returned 8%1 and was up 26% during the first nine months of fiscal 2021. Despite many uncertainties – including the pace of the economic recovery due to COVID-19, inflation, trade relations, and both fiscal and monetary policy – the broader equity market continued to express optimism about the longer-term global economic outlook. Bonds also traded higher during the quarter, with the yield on 10-year U.S. Treasury bonds declining to around 1.3% at quarter-end versus 1.6% at the beginning of the quarter (the yield increased to 1.5% during September). We would not be surprised to see higher than normal volatility in both the equity and bond markets over the next few months as politicians in Washington, DC wrestle with tax and fiscal policy and the Fed likely commences its much-anticipated tapering of bond purchases.

Strength in energy commodities continued during KYN’s third quarter of fiscal 2021. WTI crude oil prices ended the quarter at $68.43 per barrel (up 3%) and traded over $75 per barrel during the summer. Crude oil inventories continue to decline globally as the recovery in demand outpaces the gradual return of supply by OPEC+. While prices could potentially trade higher in the short term, our longer-term outlook calls for WTI in the $55 to $60 per barrel range – a level that should still promote moderate growth in domestic production. The biggest story in energy commodities during fiscal Q3 was the natural gas market, where the U.S. benchmark price for natural gas increased approximately 50% to roughly $4.35 per million Btu at quarter-end. During September, prices have continued to rise (exceeding $5.00 per million Btu) due to strong global demand and below-normal inventories heading into winter. To the extent they are not hedged, U.S. producers continue to benefit from these high oil and gas prices. In addition, public upstream companies are adhering to their capital discipline policies and are primarily using excess cash flow to pay down debt and/or return cash to shareholders through dividends and stock buybacks. On the other hand, private producers are reinvesting this cash flow and driving a steady increase in drilling activity across several producing basins. We have also seen a

[1]	Performance metrics in this letter represent total returns unless specifically noted otherwise.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

meaningful amount of consolidation in the upstream sector, which is a trend we expect to continue. All of these events are positive for the midstream sector as a well-capitalized upstream sector drives steady, moderate volume growth in key basins.

Uncertainties on the political and regulatory fronts have arguably increased over the last three months, and we seem destined for a political “showdown” on multiple issues this fall. However, as we said last quarter, we are optimistic that policies enacted will be positive for the energy infrastructure industry (particularly the renewable infrastructure sector and our investments geared towards the energy transition). There is also a growing awareness that traditional midstream companies will be important participants in the energy transition, and many midstream companies are beginning to evaluate investment opportunities that capitalize on this trend.

Returns were mixed for KYN’s energy infrastructure sectors – midstream, utilities, and renewable infrastructure – during the third quarter of fiscal 2021.

•

After two double-digit return quarters, midstream returns were slightly negative, with the Alerian Midstream Energy Index (AMNA) down 2%, underperforming the S&P 500 by approximately 1,000 basis points.

•	Utilities were up for the quarter, with the Utilities Select Sector SPDR ETF (XLU) returning 6% following a 12% return in the second quarter.

•	Renewable infrastructure returned 3%[2] for the quarter, similar to second-quarter performance.

For the first three fiscal quarters, the AMNA returned 34%, which is approximately 780 basis points greater than the S&P 500’s return over the same time period. Utilities have returned 12% over this period, while renewable infrastructure is up 10%. While the year-to-date returns for the renewable infrastructure and utility sectors are significantly lower than the gains experienced by the midstream sector, the third quarter is a good example of the diversification benefits that utilities and renewables provide to KYN’s portfolio of energy infrastructure investments. We expect these two sectors to be relatively uncorrelated with midstream while providing meaningful exposure to the energy transition and electrification themes.

Portfolio and Performance

KYN’s sector allocations remain largely unchanged compared to the end of the second quarter, with midstream equities representing approximately 75% of the Company’s long-term investments. Our strategy and holdings within midstream also remain relatively unchanged, as does our bias towards owning larger, diversified midstream companies, particularly those with integrated value chains and exposure to natural gas liquids. These larger midstream companies outperformed their smaller-cap peers during the third quarter. This outperformance was a reversal of the trend we saw over the first six months of fiscal 2021 and was consistent with our view that riskier, smaller-cap names were “playing catch-up” and could not sustain their outperformance.

The remaining 25% of KYN’s portfolio is invested in high-quality utility and renewable infrastructure equities and midstream credit/preferred securities. As we have highlighted before, these investments offer attractive returns, important diversification benefits, and enhanced liquidity to the portfolio because most of our utility and renewable infrastructure holdings are larger, highly liquid names.

[2]

Based on a composite total return for 39 domestic and international renewable infrastructure companies (calculated on a weighted market-cap basis with individual constituents capped at a 10% weighting).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

KYN’s Net Asset Return during the quarter was negative 0.5%3, while its Market Return was negative 1.5%4. While this broke a string of three consecutive quarters of positive Net Asset Returns, we continue to be pleased with KYN’s performance over the last 15 months. For the first nine months of fiscal 2021, KYN’s Net Asset Return was 38%, and KYN’s Market Return was 44%. As we pointed out last quarter, this strong performance has also come with lower NAV volatility than many other energy infrastructure and midstream focused funds because of the diversity and high-quality nature of KYN’s holdings. For more details on KYN’s performance, please refer to the Quarterly Performance Section of our website at www.kaynefunds.com/kyn/#performance.

Proposed Merger

Earlier this month, KYN announced that it entered into an agreement with FMO providing for the acquisition of FMO by KYN. The transaction was unanimously approved by KYN’s Board of Directors and FMO’s Board of Trustees and is expected to close in the first quarter of fiscal 2022, subject to FMO shareholder approval, compliance with all regulatory requirements, and satisfaction of customary closing conditions. FMO’s shareholders will be issued shares of KYN common stock in exchange for their shares of FMO common stock. The exchange ratio will be based on the relative per share net asset values of FMO and KYN immediately prior to the transaction’s closing date. Notably, the merger is expected to qualify as a tax-free reorganization for federal income tax purposes, and as a result, the transaction is not expected to be taxable to KYN’s stockholders or FMO’s shareholders.

We are excited to announce this transaction and believe it is in the best interest of KYN’s stockholders. As the largest closed-end fund focused on energy infrastructure investments, we believe KYN is a natural consolidator and investors should benefit from the potential cost savings that come with increased size and scale, enhanced trading liquidity, “best in class” access to the capital markets, and additional investment opportunities as we look to capitalize on the energy transition.

KYN’s investment focus – equity investments in North American energy infrastructure companies – and its investment objective – to provide a high after-tax total return with an emphasis on making cash distributions to stockholders – remain unchanged. Likewise, KYN’s distribution policy – which considers net distributable income as well as realized and unrealized gains from KYN’s portfolio investments when determining KYN’s distribution – will remain in place after completion of the transaction. We recognize that distributions are a significant part of the value proposition that KYN provides to its investors, and one of management’s most important long-term goals is to provide the Company’s investors an attractive distribution. We continue to be optimistic about the outlook for energy infrastructure companies over the next few years. Further, we believe KYN’s portfolio is well-positioned to capitalize on a continuation in the economic recovery as more progress is made containing the COVID-19 pandemic as well as opportunities related to the transition away from traditional carbon-based fuels to a more sustainable mix of lower carbon and renewable energy sources.

We encourage investors to visit our website at www.kaynefunds.com for more information about the Company, including the podcasts posted within the “Insights” page that discuss performance and key industry trends. We appreciate your investment in KYN and look forward to providing future updates.

KA Fund Advisors, LLC

[3]	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).
[4]	Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2021, we had total assets of $1.6 billion, net assets applicable to our common stockholders of $1.1 billion (net asset value of $8.89 per share), and 126.4 million shares of common stock outstanding.

Recent Events

On September 15, 2021, we announced that KYN entered into a merger agreement with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). Pursuant to this agreement, FMO will be acquired by KYN, with FMO’s shareholders being issued shares of KYN common stock in exchange for their shares of FMO common stock. The merger is expected to qualify as a tax-free reorganization for federal income tax purposes, and as a result, the transaction is not expected to be taxable to KYN’s stockholders or FMO’s shareholders. More information regarding the merger is included in the registration statement/proxy statement on Form N-14 that has been filed with the U.S. Securities and Exchange Commission, and is expected to be updated and amended before becoming effective.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2021.

Holding	Category	Amount ($ in millions)	Percent of Long-Term Investments
1. MPLX LP(1)	Midstream Energy Company	$204.5	13.4%
2. Enterprise Products Partners L.P.(1)	Midstream Energy Company	174.0	11.4
3. Energy Transfer LP	Midstream Energy Company	137.4	9.0
4. Targa Resources Corp.	Midstream Energy Company	114.9	7.5
5. The Williams Companies, Inc.	Midstream Energy Company	95.0	6.2
6. Plains All American Pipeline, L.P.(2)	Midstream Energy Company	82.9	5.4
7. Western Midstream Partners, LP	Midstream Energy Company	73.8	4.8
8. Magellan Midstream Partners, L.P.	Midstream Energy Company	60.7	4.0
9. ONEOK, Inc.	Midstream Energy Company	55.6	3.6
10. Cheniere Energy, Inc.	Midstream Energy Company	47.5	3.1

		$1,046.3	68.4%

(1)	Includes our ownership of common and preferred units.
(2)	Includes our ownership of Plains All American Pipeline, L.P. (“PAA”) and Plains AAP, L.P. (“PAGP-AAP”).

Results of Operations — For the Three Months Ended August 31, 2021

Investment Income.    Investment income totaled $5.8 million for the quarter. We received $23.3 million of dividends and distributions, of which $17.1 million was treated as return of capital and $0.4 million was treated as distributions in excess of cost basis.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating Expenses.    Operating expenses totaled $9.5 million, including $5.3 million of net investment management fees, $2.4 million of interest expense, $1.0 million of preferred stock distributions and $0.8 million of other operating expenses. Interest expense includes $0.3 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.1 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $3.2 million and included a current tax expense of $2.7 million and a deferred tax benefit of $3.2 million.

Net Realized Gains.    We had net realized gains from our investments of $67.1 million, consisting of realized gains from long term investments of $77.4 million, $0.6 million of realized gains from option activity, a current tax expense of $0.1 million and a deferred tax expense of $10.8 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $72.0 million. The net change consisted of a $84.5 million decrease in unrealized gains on investments and a deferred tax benefit of $12.5 million.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a net decrease in net assets resulting from operations of $8.1 million.

Distributions to Common Stockholders

On September 23, 2021, KYN declared a quarterly distribution of $0.175 per common share for the third quarter, which was paid on October 8, 2021. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is one of several items considered by our Board of Directors in setting our distribution to common stockholders. Other factors taken into consideration by our Board of Directors include realized and unrealized gains and expected returns for portfolio investments. For instance, we expect earnings growth and/or excess free cash flows generated by our holdings will enhance shareholder value and, in turn, result in appreciation in our portfolio investments. Taking this into consideration when setting our distribution gives us an effective way to pass along these benefits to our stockholders.

NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2021
Distributions and Other Income from Investments
Dividends and Distributions	$23.3
Net Premiums Received from Call Options Written	0.5

Total Distributions and Other Income from Investments	23.8
Expenses
Net Investment Management Fee	(5.3)
Other Expenses	(0.8)
Interest Expense	(2.1)
Preferred Stock Distributions	(0.9)
Income Tax Benefit, net	0.4

Net Distributable Income (NDI)	$15.1

Weighted Shares Outstanding	126.4

NDI per Weighted Share Outstanding	$0.12

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of senior unsecured notes (“Notes”) and mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains (losses) section of the Statement of Operations in the period in which the termination payments were incurred.

Liquidity and Capital Resources

At August 31, 2021, we had total leverage outstanding of $415 million, which represented 26% of total assets. Total leverage was comprised of $210 million of Notes, $54 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $50 million outstanding under our unsecured term loan (the “Term Loan”) and $102 million of MRP Shares. At such date we had $2 million of cash. As of October 22, 2021, we had $53 million of borrowings outstanding under our Credit Facility, $50 million outstanding under our Term Loan and we had $2 million of cash.

Our Credit Facility has a total commitment of $170 million and matures on February 25, 2022. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

On August 6, 2021, we entered into a $50 million Term Loan. The Term Loan has a three-year term, maturing August 6, 2024. The interest rate on $25 million of the Term Loan is fixed at a rate of 1.735% and the interest rate on the remaining $25 million is LIBOR plus 1.30%. Amounts repaid under the Term Loan cannot be reborrowed.

As of August 31, 2021, we had $210 million of Notes outstanding that mature between 2022 and 2026. During the quarter, we redeemed all $16 million of our Series JJ Notes at their maturity (July 30, 2021).

As of August 31, 2021, we had $102 million of MRP Shares outstanding that are subject to mandatory redemption between 2022 and 2030.

At August 31, 2021, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 491% for debt and 371% for total leverage (debt plus preferred stock).

Our target asset coverage ratio with respect to our debt is 460% and our target total leverage asset coverage ratio is 345%. At times we may be above or below these targets depending on market conditions as well as certain other factors.

As of August 31, 2021, our total leverage consisted 69% of fixed rate obligations and 31% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.77%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 136.1%
Equity Investments(1) — 136.1%
Midstream Energy Company(2) — 112.0%
Cheniere Energy, Inc.(3)(4)	543	$47,491
Cheniere Energy Partners, L.P.	195	7,943
DCP Midstream, LP	375	9,773
DT Midstream, Inc.	626	29,076
Enbridge Inc.(5)	565	22,202
Energy Transfer LP	14,775	137,407
Enterprise Products Partners L.P.	6,686	148,830
Enterprise Products Partners L.P.— Convertible Preferred Units(6)(7)(8)	23	25,126
Kinder Morgan, Inc.	2,019	32,841
Magellan Midstream Partners, L.P.	1,234	60,722
MPLX LP	4,243	119,314
MPLX LP — Convertible Preferred Units(6)(7)(9)	2,255	85,231
ONEOK, Inc.	1,058	55,590
Pembina Pipeline Corporation(5)	568	17,302
Phillips 66 Partners LP	526	18,799
Plains All American Pipeline, L.P.(10)	7,188	67,062
Plains GP Holdings, L.P. — Plains AAP, L.P.(7)(10)(11)	1,622	15,833
Rattler Midstream LP	756	8,241
Shell Midstream Partners, L.P.	1,840	22,397
Targa Resources Corp.(4)	2,615	114,860
TC Energy Corporation(5)	945	44,864
The Williams Companies, Inc.	3,847	94,971
Western Midstream Partners, LP	3,737	73,769

		1,259,644

Utility Company(2) — 12.3%
Algonquin Power & Utilities Corp.(5)	562	8,733
Dominion Energy, Inc.	219	17,016
Duke Energy Corporation	90	9,461
EDP — Energias de Portugal, S.A.(5)	1,573	8,633
Enel — Società per Azioni(5)	698	6,357
Evergy, Inc.	81	5,544
Eversource Energy	108	9,799
Iberdrola, S.A.(5)	257	3,184
NextEra Energy, Inc.	200	16,832
Sempra Energy	152	20,132
SSE plc(5)	349	7,846
TransAlta Corporation(5)	1,150	11,246
Xcel Energy Inc.	189	12,987

		137,770

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company(2) — 11.1%
Atlantica Sustainable Infrastructure plc(5)	729	$27,417
Brookfield Renewable Partners L.P.(5)	483	19,583
Clearway Energy, Inc. — Class A	111	3,311
Clearway Energy, Inc. — Class C	230	7,220
Enviva Partners, LP(12)	411	22,216
Innergex Renewable Energy Inc.(5)	474	7,547
NextEra Energy Partners, LP	269	21,510
Northland Power Inc.(5)	377	12,436
Orsted A/S(5)	24	3,767

		125,007

Energy Company(2) — 0.7%
Phillips 66	115	8,175

Total Long-Term Investments — 136.1% (Cost — $1,651,767)		1,530,596

	Strike Price	Expiration Date	No. of Contracts	Notional Amount(13)
Liabilities
Call Option Contracts Written(3)
Midstream Energy Company
Cheniere Energy, Inc.	$92.50	9/17/21	650	$5,685	(26)
Cheniere Energy, Inc.	97.50	10/15/21	350	3,061	(24)
Targa Resources Corp.	45.00	9/17/21	750	3,294	(75)
Targa Resources Corp.	46.00	9/17/21	750	3,294	(49)
Targa Resources Corp.	48.00	10/15/21	1,500	6,588	(120)

Total Call Option Contracts Written (Premiums Received — $378)					(294)

Debt					(313,686)
Mandatory Redeemable Preferred Stock at Liquidation Value					(101,670)
Current Income Tax Receivable, net					65,060
Deferred Income Tax Liability, net					(53,796)
Other Liabilities in Excess of Other Assets					(1,935)

Net Assets Applicable to Common Stockholders					$1,124,275

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to Glossary of Key Terms for definitions of Energy Company, Midstream Energy Company, Renewable Infrastructure Company and Utility Company.

(3)	Security is non-income producing.

(4)	Security or a portion thereof is segregated as collateral on option contracts written.

(5)	Foreign security.

(6)	Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(7)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2021, the aggregate value of restricted securities held by the Company was $126,190 (7.9% of total assets), which included $15,833 of Level 2 securities and $110,357 of Level 3 securities. See Note 7 — Restricted Securities.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(8)

Enterprise Products Partners, L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(9)

MPLX LP Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX LP and are senior to the common units in terms of liquidation preference and priority of distributions. As of August 31, 2021, the MPLX Convertible Preferred Units pay a quarterly distribution of $0.6875 per unit.

(10)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(11)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2021, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(12)

On October 15, 2021, Enviva Partners, LP announced its intention to convert from a master limited partnership to a corporation to be named Enviva Inc. The conversion is expected to take effect as of December 31, 2021.

(13)

The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of August 31, 2021.

At August 31, 2021, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	86.9%
Canada	9.4%
Europe/U.K.	3.7%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2021

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,536,684)	$1,447,701
Affiliated (Cost — $115,083)	82,895
Cash	1,604
Deposits with brokers	426
Interest, dividends and distributions receivable (Cost — $2,016)	2,008
Current income tax receivable, net	65,060
Deferred credit facility offering costs and other assets	721

Total Assets	1,600,415

LIABILITIES
Payable for securities purchased	815
Investment management fee payable	5,307
Accrued directors’ fees	135
Call option contracts written (Premiums received — $378)	294
Accrued expenses and other liabilities	2,847
Deferred income tax liability, net	53,796
Credit facility	54,000
Term loan	50,000
Unamortized term loan issuance costs	(133)
Notes	209,686
Unamortized notes issuance costs	(987)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,066,795 shares issued and outstanding)	101,670
Unamortized mandatory redeemable preferred stock issuance costs	(1,290)

Total Liabilities	476,140

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,124,275

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (126,447,554 shares issued and outstanding, 195,933,205 shares authorized)	$126
Paid-in capital	1,839,434
Total distributable earnings (loss)	(715,285)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,124,275

NET ASSET VALUE PER COMMON SHARE	$8.89

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2021	For the Nine Months Ended August 31, 2021
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$21,718	$67,007
Affiliated investments	1,586	4,427

Total dividends and distributions (after foreign taxes withheld of $281 and $835, respectively)	23,304	71,434
Return of capital	(17,071)	(54,736)
Distributions in excess of cost basis	(452)	(936)

Net dividends and distributions	5,781	15,762

Interest income	—	4

Total Investment Income	5,781	15,766

Expenses
Investment management fees — before fee waiver	5,348	14,538
Administration fees	180	508
Directors’ fees	136	449
Professional fees	164	415
Reports to stockholders	89	236
Insurance	49	147
Stock exchange listing fees	32	97
Merger expenses	92	92
Custodian fees	22	52
Other expenses	20	91

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	6,132	16,625
Investment management fee waiver	(40)	(145)
Interest expense including amortization of offering costs	2,408	6,971
Distributions on mandatory redeemable preferred stock including amortization of offering costs	951	3,492

Total Expenses — before taxes	9,451	26,943

Net Investment Loss — Before Taxes	(3,670)	(11,177)
Current income tax expense	(2,763)	(538)
Deferred income tax benefit	3,231	1,945

Net Investment Loss	(3,202)	(9,770)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	76,899	64,974
Investments — affiliated	452	1,357
Foreign currency transactions	13	(185)
Options	607	938
Current income tax benefit (expense)	(66)	3,585
Deferred income tax expense	(10,846)	(12,956)

Net Realized Gains	67,059	57,713

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(75,091)	292,252
Investments — affiliated	(9,448)	13,936
Foreign currency translations	(10)	(12)
Options	19	84
Deferred income tax benefit (expense)	12,525	(42,780)

Net Change in Unrealized Gains (Losses)	(72,005)	263,480

Net Realized and Unrealized Gains (Losses)	(4,946)	321,193

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(8,148)	$311,423

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2021 (Unaudited)		For the Fiscal Year Ended November 30, 2020
OPERATIONS
Net investment loss, net of tax(1)	$(9,770)		$(42,691)
Net realized gains (losses), net of tax	57,713		(219,895)
Net change in unrealized gains (losses), net of tax	263,480		(522,298)

Net Increase (Decrease) in Net Assets Resulting from Operations	311,423		(784,884)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(2)	—
Distributions — return of capital	(60,062	)(2)	(98,589)

Dividends and Distributions to Common Stockholders	(60,062)		(98,589)

CAPITAL STOCK TRANSACTIONS
Issuance of 110,440 shares of common stock from reinvestment of dividends and distributions	—		1,171

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	251,361		(882,302)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	872,914		1,755,216

End of period	$1,124,275		$872,914

(1)

Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2021 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2021

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$311,423
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	54,736
Distributions in excess of cost basis	936
Net realized gains (excluding foreign currency transactions)	(67,269)
Net change in unrealized gains (excluding foreign currency translations)	(306,272)
Purchase of long-term investments	(482,257)
Proceeds from sale of long-term investments	452,907
Increase in deposits with brokers	(169)
Decrease in receivable for securities sold	732
Increase in dividends and distributions receivable	(1,145)
Decrease in current income tax receivable	1,862
Amortization of deferred debt offering costs	927
Amortization of mandatory redeemable preferred stock offering costs	303
Decrease in other assets	5
Decrease in payable for securities purchased	(533)
Increase in investment management fee payable	1,394
Decrease in accrued directors’ fees	(27)
Increase in premiums received on call option contracts written	378
Decrease in accrued expenses and other liabilities	(2,069)
Increase in deferred income tax liability	53,796

Net Cash Provided by Operating Activities	19,658

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(8,000)
Costs associated with renewal of credit facility	(874)
Increase in borrowings under term loan	50,000
Costs associated with term loan	(136)
Proceeds from offering of notes	70,000
Redemption of notes	(33,574)
Costs associated with offering of notes	(616)
Redemption of mandatory redeemable preferred stock	(34,963)
Cash distributions paid to common stockholders	(60,062)

Net Cash Used in Financing Activities	(18,225)

NET CHANGE IN CASH	1,433
CASH — BEGINNING OF PERIOD	171

CASH — END OF PERIOD	$1,604

Supplemental disclosure of cash flow information:

During the nine months ended August 31, 2021, interest paid related to debt obligations were $7,612 and income tax refunds received were $4,914 (net of payments made).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2021 (Unaudited)		For the Fiscal Year Ended November 30,
			2020	2019	2018
Per Share of Common Stock(1)
Net asset value, beginning of period	$6.90		$13.89	$16.37	$15.90
Net investment income (loss)(2)	(0.08)		(0.34)	(0.26)	(0.45)
Net realized and unrealized gain (loss)	2.55		(5.87)	(0.75)	2.74

Total income (loss) from operations	2.47		(6.21)	(1.01)	2.29

Common dividends(3)	—		—	—	(1.80)
Common distributions — return of capital(3)	(0.48)		(0.78)	(1.47)	—

Total dividends and distributions — common	(0.48)		(0.78)	(1.47)	(1.80)

Offering expenses associated with the issuance of common stock	—		—	—	(0.01	)(4)
Effect of issuance of common stock	—		—	—	—
Effect of shares issued in reinvestment of distributions	—		—	—	(0.01)

Total capital stock transactions	—		—	—	(0.02)

Net asset value, end of period	$8.89		$6.90	$13.89	$16.37

Market value per share of common stock, end of period	$7.93		$5.89	$12.55	$15.85

Total investment return based on common stock market value(5)	44.1	%(6)	(47.3)%	(12.4)%	14.8%
Total investment return based on net asset value(7)	37.9	%(6)	(44.3)%	(6.1)%	14.2%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,124,275		$872,914	$1,755,216	$2,066,269
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.8%		2.3%	2.3%	2.3%
Other expenses	0.3		0.3	0.1	0.2

Subtotal	2.1		2.6	2.4	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3		3.6	2.1	1.9
Income tax expense(9)	4.9	(6)	—	—	—

Total expenses	8.3%		6.2%	4.5%	4.4%

Ratio of net investment income (loss) to average net assets(2)	(1.2)%		(4.0)%	(1.6)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	29.9	%(6)	(73.8)%	(6.3)%	10.8%
Portfolio turnover rate	31.9	%(6)	22.3%	22.0%	25.8%
Average net assets	$1,042,357		$1,063,404	$2,032,591	$2,127,407
Notes outstanding, end of period(10)	$209,686		$173,260	$596,000	$716,000
Borrowings under credit facilities, end of period(10)	$54,000		$62,000	$35,000	$39,000
Term loan outstanding, end of period(10)	$50,000		$—	$60,000	$60,000
Mandatory redeemable preferred stock, end of period(10)	$101,670		$136,633	$317,000	$317,000
Average shares of common stock outstanding	126,447,554		126,420,698	126,326,087	118,725,060
Asset coverage of total debt(11)	490.8%		529.1%	399.9%	392.4%
Asset coverage of total leverage (debt and preferred stock)(12)	370.7%		334.7%	274.1%	282.5%
Average amount of borrowings per share of common stock during the period(1)	$2.42		$2.88	$6.09	$6.52

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.18	$19.20	$36.71	$34.30
Net investment income (loss)(2)	(0.45)	(0.61)	(0.53)	(0.76)
Net realized and unrealized gain (loss)	(0.92)	2.80	(14.39)	5.64

Total income (loss) from operations	(1.37)	2.19	(14.92)	4.88

Common dividends(3)	(0.53)	—	(2.15)	(2.28)
Common distributions — return of capital(3)	(1.37)	(2.20)	(0.48)	(0.25)

Total dividends and distributions — common	(1.90)	(2.20)	(2.63)	(2.53)

Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of issuance of common stock	—	—	0.03	0.06
Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)	0.01	—

Total capital stock transactions	(0.01)	(0.01)	0.04	0.06

Net asset value, end of period	$15.90	$19.18	$19.20	$36.71

Market value per share of common stock, end of period	$15.32	$19.72	$18.23	$38.14

Total investment return based on common stock market value(5)	(13.8)%	24.1%	(47.7)%	9.9%
Total investment return based on net asset value(7)	(8.0)%	14.6%	(42.8)%	14.8%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,826,173	$2,180,781	$2,141,602	$4,026,822
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.5%	2.6%	2.4%
Other expenses	0.1	0.2	0.1	0.1

Subtotal	2.6	2.7	2.7	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0	2.8	2.4	1.8
Income tax expense(9)	—	7.9	—	8.3

Total expenses	4.6%	13.4%	5.1%	12.6%

Ratio of net investment income (loss) to average net assets(2)	(2.4)%	(3.4)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(7.5)%	12.5%	(51.7)%	13.2%
Portfolio turnover rate	17.6%	14.5%	17.1%	17.6%
Average net assets	$2,128,965	$2,031,206	$3,195,445	$3,967,458
Notes outstanding, end of period(10)	$747,000	$767,000	$1,031,000	$1,435,000
Borrowings under credit facilities, end of period(10)	$—	$43,000	$—	$51,000
Term loan outstanding, end of period(10)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$292,000	$300,000	$464,000	$524,000
Average shares of common stock outstanding	114,292,056	112,967,480	110,809,350	107,305,514
Asset coverage of total debt(11)	383.6%	406.3%	352.7%	406.2%
Asset coverage of total leverage (debt and preferred stock)(12)	275.8%	296.5%	243.3%	300.3%
Average amount of borrowings per share of common stock during the period(1)	$7.03	$7.06	$11.95	$13.23

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011
Per Share of Common Stock(1)
Net asset value, beginning of period	$28.51	$27.01	$26.67
Net investment income (loss)(2)	(0.73)	(0.71)	(0.69)
Net realized and unrealized gain (loss)	8.72	4.27	2.91

Total income (loss) from operations	7.99	3.56	2.22

Common dividends(3)	(1.54)	(1.54)	(1.26)
Common distributions — return of capital(3)	(0.75)	(0.55)	(0.72)

Total dividends and distributions — common	(2.29)	(2.09)	(1.98)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.09	0.02	0.09
Effect of shares issued in reinvestment of distributions	—	0.01	0.01

Total capital stock transactions	0.09	0.03	0.10

Net asset value, end of period	$34.30	$28.51	$27.01

Market value per share of common stock, end of period	$37.23	$31.13	$28.03

Total investment return based on common stock market value(5)	28.2%	19.3%	5.6%
Total investment return based on net asset value(7)	29.0%	13.4%	8.7%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$3,443,916	$2,520,821	$2,029,603
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%
Other expenses	0.1	0.2	0.2

Subtotal	2.5	2.6	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1	2.4	2.3
Income tax expense(9)	14.4	7.2	4.8

Total expenses	19.0%	12.2%	9.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.5)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.3%	11.6%	7.7%
Portfolio turnover rate	21.2%	20.4%	22.3%
Average net assets	$3,027,563	$2,346,249	$1,971,469
Notes outstanding, end of period(10)	$1,175,000	$890,000	$775,000
Borrowings under credit facilities, end of period(10)	$69,000	$19,000	$—
Term loan outstanding, end of period(10)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$449,000	$374,000	$260,000
Average shares of common stock outstanding	94,658,194	82,809,687	72,661,162
Asset coverage of total debt(11)	412.9%	418.5%	395.4%
Asset coverage of total leverage (debt and preferred stock)(12)	303.4%	296.5%	296.1%
Average amount of borrowings per share of common stock during the period(1)	$11.70	$10.80	$10.09

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)

Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The characterization of the distributions paid for the nine months ended August 31, 2021 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from this preliminary estimate. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

(5)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)

For the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(10)	Principal/liquidation value.

(11)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(12)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return with an emphasis on making cash distributions to shareholders. The Company intends to achieve this objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as a Level 2 security for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At August 31, 2021, the Company held 9.8% of its net assets applicable to common stockholders (6.9% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at August 31, 2021 was $110,357. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

	For the Three Months Ended August 31, 2021	For the Nine Months Ended August 31, 2021
Dividends and distributions (before foreign taxes withheld of $281 and $835, respectively, and excluding distributions in excess of cost basis)	$23,133	$71,333
Dividends and distributions — % return of capital	74%	77%

Return of capital — attributable to net realized gains (losses)	$5,847	$8,173
Return of capital — attributable to net change in unrealized gains (losses)	11,224	46,563

Total return of capital	$17,071	$54,736

For the nine months ended August 31, 2021, the Company estimated the return of capital portion of dividends and distributions received to be $50,175 (70%). During the nine months ended August 31, 2021, the Company increased its return of capital estimate for the year by $4,561 due to 2020 tax reporting information received by the Company in fiscal 2021. As a result, the return of capital percentage for the nine months ended August 31, 2021 was 77%. In addition, for the nine months ended August 31, 2021, the Company estimated the cash distributions received that were in excess of cost basis to be $1,357. Distributions in excess of cost basis for the nine months ended August 31, 2021 were decreased by $421 due to 2020 tax reporting information received by the Company in fiscal 2021.

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the nine months ended August 31, 2021, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2016 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its Term Loan, Notes and MRP Shares as a deduction from the carrying value of the Term Loan, Notes and MRP Shares on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

O. LIBOR Transition — The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR by the end of 2021. Alternative reference rates have been established or are in development in most major currencies, including with regards to the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact of the transition to a

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

new reference rate. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Company or its investments.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at August 31, 2021, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,530,596	$1,374,619	$45,620	(1)	$110,357
Liabilities at Fair Value
Call option contracts written	$294	$—	$294		$—

(1)

As of August 31, 2021, this amount represents (a) the value of the Company’s foreign securities that were priced by an independent pricing service (see Note 2 – Significant Accounting Policies for the investment valuation of foreign securities) and (b) the value of the Company’s investment in Plains AAP, L.P. (“PAGP-AAP”).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of August 31, 2021, the Company had Notes outstanding with aggregate principal amount of $209,686 and 4,066,795 of MRP Shares outstanding with a total liquidation value of $101,670. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($209,686 aggregate principal amount) and all of the MRP Shares ($101,670 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2021, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series CC, FF, GG, KK, MM through QQ)	$209,686	$218,000
MRP Shares (Series P, R and S)	$101,670	$106,300

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2021.

Three Months Ended August 31, 2021	Equity Investments
Balance — May 31, 2021	$135,226
Purchases	—
Sales	(24,773)
Transfers out to Level 1 and 2	—
Realized gains (losses)	320
Change in unrealized gains (losses), net	(416)

Balance — August 31, 2021	$110,357

Net change in unrealized gain (loss) of investments still held at August 31, 2021	$(1,046)

Nine Months Ended August 31, 2021	Equity Investments
Balance — November 30, 2020	$111,598
Purchases	10,275
Sales	(24,773)
Transfers out to Level 1 and 2	—
Realized gains (losses)	320
Change in unrealized gains (losses), net	12,937

Balance — August 31, 2021	$110,357

Net change in unrealized gain (loss) of investments still held at August 31, 2021	$11,428

The purchase of $10,275 relates to the Company’s investment in Enterprise Products Partners L.P. — Convertible Preferred Units, that was made in March of 2021.

Sales of $24,773 relate to the Company’s investment in Equitrans Midstream Corporation (“ETRN”) Convertible Preferred Shares. In connection with these sales, the Company realized a gain of $320. This realized gain is included on the Company’s Statement of Operations — Net Realized Gains (Losses).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The $416 unrealized losses (net) and $12,937 unrealized gains (net) for the three and nine months ended August 31, 2021, respectively, relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations – Net Change in Unrealized Gains (Losses).

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis under two different scenarios and calculate a probability weighted valuation based on these scenarios. Under the first scenario, the valuation assumes that the Company holds the security until the fifth anniversary of the original issuance date (September 30, 2025) and assigns a 95% probability to this outcome. Under the second scenario, the valuation assumes the security is redeemed by EPD upon the next step-down in Redemption Price (September 30, 2022) and assigns a 5% probability to this outcome. To determine the appropriate discount rate for this analysis, the Company estimates the credit spread for the convertible preferred units, which is based on (a) the spread of EPD’s unsecured notes with a focus on its notes maturing February 2026, (b) the spread of publicly traded hybrid securities of similar investment grade issuers in the energy industry (including EPD, where applicable), and (c) the subordination spread, which is based on the average spread of preferred securities of similar investment grade issuers in the energy industry over their publicly traded hybrid notes. The Company’s ability to sell the preferred units prior to redemption is subject to certain restrictions. As such, the Company applies a 5% illiquidity discount to be amortized over an assumed five-year holding period to September 30, 2025. If the resulting valuation implies a price higher than the current redemption price, the valuation is limited to the current redemption price plus unpaid distributions.

The Company owns convertible preferred units of MPLX LP (“MPLX”). The convertible preferred units are convertible on a one-for-one basis into common units at the Company’s option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value this convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on (a) the credit spread of the partnership’s unsecured notes, and (b) the credit spreads of similar publicly traded preferred securities over bonds with similar maturities, and (ii) the expected volatility for the underlying common units. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2021:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High

EPD Convertible Preferred Units	$25,126	- Discounted cash flow analysis	- Discount rate - Illiquidity discount	2.2% 4.1%	2.9% 4.1%	2.5% 4.1%

MPLX Convertible Preferred Units	85,231	- Convertible pricing model	- Credit spread - Volatility	4.1% 25.0%	4.6% 35.0%	4.4% 30.0%

Total	$110,357

4.	Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

At August 31, 2021, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Energy Companies	100.0%
Equity securities	100.0%
Energy Infrastructure Companies	99.5%
Largest single issuer	13.4%
Restricted securities	8.2%

The stock market has been subject to significant volatility over the last 18 months, which has increased the risks associated with an investment in the Company. In particular, the financial markets have been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Of particular relevance to an investment in the Company, volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of energy infrastructure companies in which the Company invests. In addition, volatility in the energy markets may affect the ability of energy infrastructure companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to maintain dividends and distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Company, including political, social and economic risks. Any such impact could adversely affect the Company’s performance and the performance of the securities in which the Company invests and may lead to losses on your investment in the Company. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

On August 6, 2018, KYN completed its merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, KYN acquired all of the net assets of KED in exchange for an equal net asset value of newly issued KYN common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Upon completion of its merger with KED, the Company and KAFA entered into an amended fee waiver agreement (the “Fee Waiver Agreement”). The Fee Waiver Agreement provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. Any amount waived by KAFA pursuant to the Fee Waiver Agreement may not be recouped. The Fee Waiver Agreement has a current term through April 30, 2022. KAFA has further agreed to waive an amount of management fees (calculated based on the Company’s and KED’s assets under management at the closing of the merger) such that the management fees payable to KAFA with respect to the Company after completion of the merger between the Company and KED would not be greater than the aggregate management fees that would have been payable if the Company and KED had remained standalone companies. This waiver was calculated as $212 per year based on the Company’s and KED’s assets under management at the closing of the merger and extended until three years after the date of the merger, or through August 6, 2021. These waived fees may not be recouped by KAFA. The investment management agreement has a current term through April 30, 2022 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company, as such term is defined in the 1940 Act). For the nine months ended August 31, 2021, the Company paid management fees at an annual rate of 1.361% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Kayne Anderson Capital Advisors, L.P. (“KACALP”) is the managing member of KAFA. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own Plains GP Holdings L.P. (“PAGP”) shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP.

The following table summarizes the Company’s investments in affiliates as of and for the three and nine months ended August 31, 2021:

			Dividends/ Distributions Received		Net Realized Gains (Losses)(3)		Net Change in Unrealized Gains (Losses)
Investment(1)	No. of Shares/Units(2) (in 000’s)	Value	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
PAA	7,188	$67,062	$1,294	$3,551	$452	$1,357	$(7,851)	$10,178
PAGP-AAP	1,622	15,833	292	876	—	—	(1,597)	3,758

Total		$82,895	$1,586	$4,427	$452	$1,357	$(9,448)	$13,936

(1)	See Schedule of Investments for investment classifications.

(2)

During the three and nine months ended August 31, 2021, the Company purchased 1,193 units of PAA. During the three and nine months ended August 31, 2021, there were no purchases of PAGP-AAP and no sales of any affiliates.

(3)	Net realized gains for the period relate to distributions received in excess of cost basis.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

As of August 31, 2021, the components of the Company’s current and deferred tax assets and liabilities are as follows:

Current income tax receivable, net	$65,060

Deferred tax assets:
Capital loss carryforward — State	$5,670
Capital loss carryforward — Federal	60,503

Deferred tax liabilities:

Net unrealized gains on investment securities	(119,969)

Total deferred income tax liability, net	$(53,796)

During the nine months ended August 31, 2021, the Company received $4,914 of tax refunds (net of $46 of state tax payments).

As of August 31, 2021, the Company had a net current income tax receivable of $65,060 which was comprised of a net state tax receivable of $4,763 and a net federal tax receivable of $60,297.

As of August 31, 2021, the Company had capital loss carryforwards of $293,782 (state and federal deferred tax asset of $5,670 and $60,503, respectively). Realization of capital loss carryforwards is dependent on generating sufficient capital gains prior to their expiration. The majority of these capital loss carryforwards will expire if not used by fiscal 2025.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment at August 31, 2021, it has determined that it is more likely than not that its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, there is no valuation allowance related to the Company’s deferred tax assets.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, contains several corporate income tax provisions, including, but not limited to, providing a 5-year carryback of net operating loss (“NOL”) tax carryforwards generated in tax years beginning after December 31, 2017, and before January 1, 2021, temporarily removing the 80% taxable income limitation on NOL utilization for tax years beginning before January 1, 2021, temporarily increasing the allowable interest expense deductions under Section 163(j) of the Tax Cuts and Jobs Act of 2017, and making corporate alternative minimum tax credits immediately refundable. The Company is evaluating all provisions of the CARES Act and their potential impact to the Company.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Nine Months Ended August 31, 2021
Computed federal income tax expense at 21%	$76,055
State income tax expense, net of federal tax	5,111
Foreign tax credit	(835)
Non-deductible distributions on MRP Shares, dividend received deduction and other, net	758
Decrease in valuation allowance — State	(2,553)
Decrease in valuation allowance — Federal	(27,792)

Total income tax expense	$50,744

As a limited partner of MLPs, the Company includes its allocable share of such MLP’s income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the nine months ended August 31, 2021, the Company reduced its tax cost basis by approximately $38,957 due to its 2020 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At August 31, 2021, the cost basis of investments for federal income tax purposes was $998,298, and the premiums received on outstanding option contracts written were $378. The cost basis for federal income tax purposes is $653,469 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At August 31, 2021, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$564,097
Gross unrealized depreciation of investments (including options, if any)	(31,799)

Net unrealized appreciation of investments	$532,298

Distributions in the amount of $13,260 paid to holders of MRP Shares for the fiscal year ended November 30, 2020 were characterized as distributions (return of capital). Distributions in the amount of $98,589 paid to common stockholders for the fiscal year ended November 30, 2020 were characterized as distributions (return of capital). These characterizations are based on the Company’s earnings and profits.

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At August 31, 2021, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P.—
Plains AAP, L.P.(1)	(2)	(3)	1,622	$2,073	$15,833	$9.76	1.4%	1.0%
Level 3 Investments(4)

Enterprise Products Partners L.P.
Convertible Preferred Units	(2)	(5)	23	$24,961	$25,126	$1,103.22	2.2%	1.6%

MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	85,231	37.79	7.6	5.3

Total				$97,178	$110,357		9.8%	6.9%

Total of all restricted securities				$99,251	$126,190		11.2%	7.9%

(1)

The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of August 31, 2021, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)

The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Company has written a monthly average of $12,369 of call options during the nine months ended August 31, 2021.

Interest Rate Swap Contracts — As of August 31, 2021, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2021
Call options written	Call option contracts written	$(294)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended August 31, 2021
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$607	$19

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Nine Months Ended August 31, 2021
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$938	$84

9.	Investment Transactions

For the nine months ended August 31, 2021, the Company purchased and sold securities in the amounts of $482,257 and $452,907 (excluding short-term investments).

10.	Credit Facility and Term Loan

As of August 31, 2021, the Company had a $170,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 25, 2022. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the nine months ended August 31, 2021, the average amount of borrowings outstanding under the Credit Facility was $110,693 with a weighted average interest rate of 1.44%. As of August 31, 2021, the Company had $54,000 outstanding under the Credit Facility at a weighted average interest rate of 1.50%.

On August 6, 2021, the Company entered into a $50,000 unsecured term loan (the “Term Loan”) that matures on August 6, 2024. The interest rate on $25,000 of the Term Loan is fixed at a rate of 1.735% and the interest rate on the remaining $25,000 is LIBOR plus 1.30%. Amounts repaid under the Term Loan cannot be reborrowed.

As of August 31, 2021, $50,000 was borrowed under the Term Loan at a weighted average interest rate of 1.58%. As of August 31, 2021, the Company had $133 of unamortized Term Loan issuance costs.

As of August 31, 2021, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.	Notes

At August 31, 2021, the Company had $209,686 aggregate principal amount of Notes outstanding. During the nine months ended August 31, 2021, the Company issued $70,000 of Notes and redeemed $33,574 of Notes.

The table below sets forth a summary of the issuances, redemptions and the key terms of each series of Notes outstanding at August 31, 2021.

Series	Principal Outstanding November 30, 2020	Principal Issued	Principal Redeemed/ Matured	Principal Outstanding August 31, 2021	Unamortized Issuance Costs	Estimated Fair Value August 31, 2021	Fixed/Floating Interest Rate	Maturity
BB	$5,300	$—	$(5,300)	$—	$—	$—	3.77%	5/3/21
CC	11,575	—	—	11,575	16	11,900	3.95%	5/3/22
EE	11,797	—	(11,797)	—	—	—	3.20%	4/16/21
FF	16,571	—	—	16,571	39	17,300	3.57%	4/16/23
GG	21,419	—	—	21,419	80	23,100	3.67%	4/16/25
JJ	16,477	—	(16,477)	—	—	—	3.46%	7/30/21
KK	32,247	—	—	32,247	118	34,700	3.93%	7/30/24
MM	27,322	—	—	27,322	58	28,100	3.26%	10/29/22
NN	15,774	—	—	15,774	49	16,600	3.37%	10/29/23
OO	14,778	—	—	14,778	56	15,700	3.46%	10/29/24
PP	—	50,000	—	50,000	410	50,400	3-month LIBOR + 125 bps	6/19/26
QQ	—	20,000	—	20,000	161	20,200	1.81%	6/19/25

	$173,260	$70,000	$(33,574)	$209,686	$987	$218,000

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. As of August 31, 2021, the weighted average interest rate on the outstanding Notes was 2.90%.

As of August 31, 2021, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares;

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At August 31, 2021, the Company was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At August 31, 2021, the Company had 4,066,795 shares of MRP Shares outstanding, with a total liquidation value of $101,670 ($25.00 per share). During the nine months ended August 31, 2021, the Company redeemed $34,963 of MRP Shares.

The table below sets forth a summary of the redemptions and key terms of each series of MRP Shares outstanding at August 31, 2021.

Series	Liquidation Value November 30, 2020	Liquidation Value Redeemed	Liquidation Value August 31, 2021	Unamortized Issuance Costs	Estimated Fair Value August 31, 2021	Rate	Mandatory Redemption Date

O	$9,628	$(9,628)	$—	$—	$—	4.06%	7/30/21
P	10,067	—	10,067	32	10,300	3.86%	10/29/22
Q	25,335	(25,335)	—	—	—	3.36%	11/09/21
R	41,828	—	41,828	476	43,700	3.38%	2/11/27
S	49,775	—	49,775	782	52,300	3.60%	2/11/30

	$136,633	$(34,963)	$101,670	$1,290	$106,300

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of August 31, 2021, each series of MRP Shares was rated “A+” by KBRA. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2021, the Company was in compliance with the asset coverage requirement of its MRP Shares.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

13.	Common Stock

At August 31, 2021, the Company had 195,933,205 shares of common stock authorized and 126,447,554 shares outstanding. As of August 31, 2021, KAFA owned 86 shares of the Company.

During the nine months ended August 31, 2021, there were no common stock transactions.

14.	Subsequent Events

On September 15, 2021, the Company announced that it has entered into a merger agreement with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). Pursuant to this agreement, FMO will be acquired by KYN, with FMO’s shareholders being issued shares of KYN common stock in exchange for their shares of FMO common stock. The merger is expected to qualify as a tax-free reorganization for federal income tax purposes, and as a result, the transaction is not expected to be taxable to KYN’s stockholders or FMO’s shareholders. More information regarding the merger is included in the registration statement/proxy statement on Form N-14 that has been filed with the U.S. Securities and Exchange Commission, and is expected to be updated and amended before becoming effective.

On September 23, 2021, the Company declared a quarterly distribution of $0.175 per common share for the third quarter. The total distribution of $22,128 was paid October 8, 2021. Of this total, pursuant to the Company’s dividend reinvestment plan, $2,270 was reinvested into the Company through open market purchases of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ADDITIONAL INFORMATION

(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

James C. Baker	Chairman of the Board of Directors, President and Chief Executive Officer

William H. Shea, Jr.	Lead Independent Director

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Michael J. O’Neil	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Vice President and Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.